UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 15, 2013

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan (Address of principal executive offices)	48674 (Zip Code)

(989) 636-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 15, 2013, The Dow Chemical Company (the “Company”) announced a full redemption of each the following outstanding Dow InterNotes (the “Notes”), in the aggregate principal amount of $175,815,000.00, issued pursuant to an Indenture dated as of May 1, 2008 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee:

Notes Being Redeemed	CUSIP Number

3.75% Internotes due 09/15/2018	26054LNK5
3.90% Internotes due 03/15/2022	26054LQB2
4.05% Internotes due 09/15/2021	26054LNE9
4.10% Internotes due 09/15/2017	26054LKR3
4.10% Internotes due 09/15/2021	26054LMY6
4.15% Internotes due 09/15/2021	26054LNH2
4.25% Internotes due 09/15/2017	26054LKK8
4.30% Internotes due 09/15/2017	26054LKN2
4.35% Internotes due 09/15/2021	26054LNL3
4.35% Internotes due 09/15/2021	26054LNB5
4.90% Internotes due 09/15/2020	26054LKS1
5.00% Internotes due 09/15/2020	26054LKL6
5.05% Internotes due 09/15/2020	26054LKP7

Pursuant to the terms of the Indenture and the Notes, the Notes will be redeemed in full on September 15, 2013 (the “Redemption Date”), at a redemption price equal to 100% of the principal amount thereof, along with accrued and unpaid interest up to, but not including, the Redemption Date.  The amount of regular interest that will be payable with respect to these Notes being redeemed on the Redemption Date will be calculated based upon the per annum interest rate then payable on each of these Notes, and the redemption price, which includes such interest, will be paid on September 16, 2013, the next business day following the Redemption Date.  On the Redemption Date and upon the Company’s payment of the redemption price, all rights of holders with respect to the Notes being redeemed will terminate, except for the right to receive payment of the applicable redemption price upon surrender of the Notes for redemption.

Copies of the notice of redemption can be obtained from The Bank of New York Mellon Trust Company, N.A. by calling Bondholder Relations at (800) 254-2826.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Dated:  August 15, 2013

By:	/s/ Ronald C. Edmonds
	Name:	Ronald C. Edmonds
	Title:	Vice President and Controller